Subsequent Event	12 Months Ended
Dec. 31, 2012
Subsequent Event
Subsequent Event
On February 20, 2013, we entered into an underwriting agreement to sell $125,000,000 aggregate principal amount of 3.75% Convertible Senior Notes due 2020 (Notes), which includes $15,000,000 aggregate principal amount as a result of the underwriters exercising in full their option to purchase additional Notes. We closed the sale of the Notes on February 26, 2013.
The Notes will pay interest semiannually at a rate of 3.75 percent per annum and will mature on March 1, 2020. The Notes will have an initial conversion rate of 40.8351 per $1,000 principal amount (equivalent to a conversion price of approximately $24.49 per share of common stock and a conversion premium of 37.5 percent based on the closing share price of $17.81 per share of our common stock on February 20, 2013). The initial conversion rate is subject to adjustment upon the occurrence of certain events. Prior to November 1, 2019, the Notes will be convertible only upon certain circumstances, and thereafter will be convertible at any time prior to the close of business on the second scheduled trading day prior to maturity. Upon conversion, holders will receive cash, shares of our common stock or a combination thereof at our election.
Net proceeds from the offering were used to repay $68,000,000 under our revolving line of credit, and we also intend to use net proceeds for general corporate purposes, including investments in oil and natural gas exploration and drilling and real estate acquisition and development.